UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:  May 26, 2010

(Date of earliest event reported)

DEERE & COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place

Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

The following is the text of a press release issued by Deere & Company May 26, 2010.

FOR IMMEDIATE RELEASE:  May 26, 2010

For more information:

Ken Golden

Director, Strategic Public Relations

Deere & Company

309-765-5678

Deere & Company Raises Quarterly Dividend

Moline, Illinois – (May 26, 2010) – The Deere & Company Board of Directors declared a dividend payment of $.30 a share on common stock, payable August 2, 2010, to stockholders of record on June 30, 2010.  The new quarterly rate represents an increase of two cents per share over the previous level, or seven percent.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERE & COMPANY

By	/s/ Paul Wilczynski
Paul Wilczynski
Assistant Secretary

Dated:  May 26, 2010